Prudential Short-Term Corporate Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Muni High Income Fund of Prudential Investment Portfolios 4
Prudential California Muni Income Fund of Prudential Investment Portfolios 6
Prudential High Yield Fund, Inc.
Prudential National Muni Fund, Inc,
Prudential Global Total Return Fund, Inc.
Prudential Total Return Bond Fund, Inc.
(collectively, the Funds)

Supplement dated March 15, 2010
to each Funds’
 Statement of Additional Information

The following disclosure is added after the fifth paragraph under the section of the Funds’ statement of additional information entitled “Information on Sales Charges & Distribution-Related Expenses--Distributor”:

“The Distributor will increase each of the Fund’s Class C trailers (i.e., distribution and/or service fees paid by the Distributor to certain financial intermediaries for ongoing distribution and account services) paid after year one to 0.95% of daily net assets of dealer’s customer’s assets invested in a Fund, effective on or about the date noted in the table below.

Fund Name                                                                                     Effective Date
Prudential Short-Term Corporate Bond Fund, Inc.               May 1, 2010
Prudential Government Income Fund, Inc.                              July 1, 2010
Prudential Muni High Income Fund                                         September 1, 2010
Prudential California Muni Income Fund                                January 1, 2011
Prudential High Yield Fund, Inc.                                               January 1, 2011
Prudential National Muni Fund, Inc,                                         January 1, 2011
Prudential Global Total Return Fund, Inc.                               March 1, 2011
Prudential Total Return Bond Fund, Inc.                                 March 1, 2011

The Distributor may change the trailer rate for a Fund at any time without prior notice.”

LR333